SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2008

PROMOTORA VALLE HERMOSO, INC.
(Exact name of registrant as specified in charter)

Colorado	000-23712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

1809 E. Broadway St., Suite 346, Oviedo, FL	18960
(Address of Principal Executive Offices)	(Zip Code)

(800) 377-2137
Registrant’s Telephone Number, Including Area Code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective March 24, 2008, Promotora Valle Hermosa, Inc. (the “Company”, “we” or “us”) entered into an Acquisition Agreement (the “Agreement”) with stockholders of OJSC “494 UNR”, a  corporation incorporated under the laws of the Russian Federation (“494 UNR”), providing for the acquisition by the Company of 66.83% of all of the outstanding shares common and preferred stock of 494 UNR.  In connection with the Agreement, as of August 5, 2008, we issued 20,500,000 shares of our common stock to the Alexei Ivanovich Kim (the “Controlling Stockholder”).

The Agreement provides for resignation at closing of the Company’s officers and directors and the appointment of new officers and a new Board of Directors, as well as for the sale of the Company’s existing business to former management.

FOR THE FULL TERMS OF THE AGREEMENT, PLEASE REFER TO THE COPY THEREOF FILED AS EXHIBIT 10.3 TO THIS REPORT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At a closing held on August 5, 2008, pursuant to the Agreement we acquired from Alexei Ivanovich Kim, the Controlling Stockholder of 494 UNR, 68.83% of the issued and outstanding 494 UNR common and preferred stock, in exchange for our issuance of 20,500,000 shares of our common stock, valued at $129,115.71.

Item 3.02 Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’slast report filed under this item.

Date	Title and Amount	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
August 5, 2008	20,500,000 shares of common stock issued to the controlling stockholder of OJSC “494 UNR” in exchange for 66.83% of the outstanding stock of OJSC “494 UNR”	Controlling stockholder of OJSC “494 UNR”	NA	$129,115.71/NA

Item 5.01. Changes in Control of Registrant.

At the closing of the purchase of a controlling interest of 66.83% of the outstanding common and preferred stock of 494 UNR on August 5, 2008, we issued to the Controlling Stockholder of 494 UNR 20,500,000 shares of our common stock, which constitutes following such issuance 83.79% of our outstanding shares of common stock.

The Controlling Stockholder of 494 UNR is Alexei Ivanovich Kim. Based on the number of our outstanding voting securities as of August 5, 2008, the Controlling Stockholder owns beneficially approximately 83.79% of our issued and outstanding shares of common stock.

The consideration furnished by the Controlling Stockholder of UNR to the Company was comprised of shares of common and preferred stock of 494 UNR representing beneficial ownership of 66.83% of the outstanding common and preferred stock of 494 UNR, valued at $129,115.71. The sources of funds used by the Controlling Stockholder of 494 UNR to acquire control of the Company was his personal ownership interest in 494 UNR.

It is the intention of the Controlling Stockholder of 494 UNR to designate all of our directors.

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Our Officers and Our Board of Directors

On August 5, 2008, Mr. Ramon E. Rosales resigned as Chairman of the Board of Directors and as Chief Executive Officer, and the Board appointed Mr. Alexei Ivanovich Kim as Chairman of the Board to fill the vacancy on the Board of Directors resulting from the resignation of Mr. Rosales and also appointed Mr. Kim as President of the Company.  On this date, Mrs. Maria Fernanda Rosales and Ms. Maria G. Rosales having resigned as Chief Financial Officer and Secretary/Treasurer, respectively, and the Board appointed Mr. Alexei Alexeivich Kim as Chief Executive Officer, Mr. Iuriy Vladimirivich Shevchenko as Chief Financial Officer and Secretary and Mr. Yushkevich Sergey Petrovich as Chief Accounting Officer.

The Board also elected Messrs. Alexei Alexeivich Kim, Iuriy Vladimirivich Shevchenko and Yushkevich Sergey Petrovich as directors effective 10 days following the mailing to our stockholders of a Schedule 14F as to their election, as required by the rules and regulations of the Securities and Exchange Commission.  At that time, Mrs. Maria Fernanda Rosales and Ms. Maria G. Rosales will resign as directors.

Mr. Alexei Ivanovich Kim, age 60, our Chairman of the Board and President, graduated from Frunze polytechnical institute in engeneering,is an Honoured builder of Russian Federation, he held executive positions at enterprises in the construction sector, was awarded several times by Russian Federation and Moscow authorities for merits in this area.Mr. A.I. Kim has been General Director of 494 UNR from 1997 to the present. He led the company from the small enterprize to a big corporation which took part in big construction projects including building and maintanning roads and building commercial and residential buildings.

Alexei A. Kim, age 36, our Chief Executive Officer, graduated from West Bohemian Univercity has been the deputy Chief Accounting Officer of 494 UNR from 1999 to 2005, , co-managed all key 494 UNR projects.From 2005 to 2006 Mr. A.A. Kim was marketing director LLC 494 UNR-INVEST, where he developed strategy and vision, oversaw the business operations and marketing, and developed and implemented advertising policy and public relations. Commencing in 2006 Mr. A.A. Kim has been a vice-president of 494 UNR, co-managing all 494 UNR projects, enhancing business infrastructure and corporate management.

Mr. Iuriy Vladimirivich Shevchenko, age 37, our Chief Financial Officer, graduated with honors from the Yaroslav Military Finance School. From 1992 to 1995, he worked as chief accountant and financial department chief at 494 UNR. From 1995 to 1997, he was the chief accountant and assistant chief for the financial and economic planning and was in charge of the implementation of the company’s financial strategy and investment effectiveness analysis. From 1997 to 1998 at 494 UNR, he was the deputy chief of the financial and economic planning department and supervised the financial data and planning discipline. From 1998 to the present, Mr. Shevchenko has been the deputy director general of the financial and economic planning department at 494 UNR, in charge of financial resources management, with responsibility for negotiating with commercial banks and financial institutions, and supervises the development of the company’s credit policies and asset management and preparation of the financial statements for 494 UNR.

Sergei P. Yushkevich, age 42, our Chief Accounting Officer and Secretary graduated from Sverdlovsk Ural Polytechnic Institute. In 2003, he graduated from the Moscow Military Institute for Federal Border Patrol Services.  Mr. Yushkevich started his work experience in 1982 at the Ordzhonekidze Plant, where he was in charge of diagnosis and tuning radio electric equipment. From 1983 until 1988, he worked at the Urals Mechanic Plant, where he was in charge of testing and controlling of the radio electric equipment tuning. During 1989 to 1992, Mr. Yushkevich worked as a construction engineer at the All-Union Automatics Scientific Research Institute. He was responsible for the development and implementation of new standards for radio electric equipment and certification of the new materials and developed new software programs for automatic quality control systems. From 1994 to 1996, he worked at the UNR 1054 as an accountant and later as the chief accountant. Since 1996 to present he has been the deputy chief accountant at 494 UNR.

Item 8.01 Other Events.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that Chancellor plans, expects, intends, assumes, believes, budgets, predicts, forecasts, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

 Any forward-looking statements that we may make are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. Any forward-looking statements are subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. As a result, the reader is cautioned not to rely on these forward-looking statements. Due to known and unknown risks, the company’s actual results may differ materially from its expectations or projections.

While most risks affect only future costs or revenues anticipated by the company, some risks may relate to accruals that have already been reflected in results of operations. The company’s failure to receive payments of accrued amounts or if liabilities are incurred in excess of amounts previously recognized, a charge against future earnings could result. In addition, any forward-looking statements should be considered in context with various disclosures made by us about our business including, without limitation, the risk factors more particularly described below in “Risk Factors.”

Business of OJSC 494 UNR

On August 5, 2008, we acquired a controlling interest in 494 UNR, a construction developing and investment company with its principal offices located in Bronnitsy (Moscow region), Russian Federation. 494 UNR operates in the Russian Federation and specializes in infrastructure build and supply services, including the developing, investing and construction of roads, highways and bridges, design/build apartment and office buildings and parks, warehouses, shopping centers and retail facilities, hotels, commercial housing projects and light industrial projects for governments, developers, businesses and end users. 494 UNR also performs activities such as demolition, clearing, large-scale earthwork and grading, dewatering, drainage improvements and structural concrete.

494 UNR operates primarily in the Moscow region of the Russian Federation, and has completed projects in a number of other cities or urban areas.

The following are what we believe are the material risk factors that relate to 494 UNR’s business operations:

Risk Factors

We operate solely in the Russian Federation where we are subject to economic and political uncertainties. Unexpected and adverse changes in the Russian Federation could result in project disruptions, increased costs and potential losses.

Our business is subject to fluctuations in demand in the Russian Federation and to changing domestic economic and political conditions which are beyond our control.

Operating in the Russian Federation marketplace exposes us to a number of risks including:

•	abrupt changes in government policies and regulations,

•	trade restrictions;

•	tax increases; and

•	international hostilities.

The lack of a well-developed legal system in the Russian Federation some of these countries may make it difficult to enforce our contractual rights. To the extent that our business is affected by unexpected and adverse economic and political conditions, we may experience project disruptions and losses. Project disruptions and losses could significantly reduce our revenues and profits.

We bear the risk of cost overruns in some of our contracts. We may experience reduced profits or, in some cases, losses under these contracts if costs increase above our estimates.

Under our fixed price contracts, contract prices are established in part on cost and scheduling estimates which are based on a number of assumptions, including assumptions about future economic conditions, prices and availability of labor, equipment and materials, and other exigencies. If these estimates prove inaccurate, or circumstances change such as unanticipated technical problems, difficulties in obtaining permits or approvals, changes in local laws or labor conditions, weather delays, cost of raw materials, our suppliers’ or subcontractors’ inability to perform, cost overruns may occur, and we could experience reduced profits or, in some cases, a loss for that project.

Our backlog is subject to unexpected adjustments and cancellations and is, therefore, an uncertain indicator of our future earnings.

Projects may remain in our backlog for an extended period of time. In addition, project cancellations or scope adjustments may occur, from time to time, with respect to contracts reflected in our backlog. Backlog reductions can adversely affect the revenue and profit we actually receive from contracts reflected in our backlog. Finally, poor project or contract performance could also impact our profits.

If we guarantee the timely completion or performance standards of a project, we could incur additional costs to cover our guarantee obligations.

In some instances, if we fail to complete the project as scheduled, or if the project subsequently fails to meet guaranteed performance standards, we may be held responsible for cost impacts to the client resulting from any delay or the costs to cause the project to achieve the performance standards, generally in the form of contractually agreed-upon liquidated damages. To the extent that these events occur, the total costs of the project would exceed our original estimates and we could experience reduced profits or, in some cases, a loss for that project.

The nature of our engineering and construction business exposes us to potential liability claims and contract disputes which may reduce our profits.

We have been and may in future be named as a defendant in legal proceedings where parties may make a claim for damages or other remedies with respect to our projects or other matters. These claims generally arise in the normal course of our business. When it is determined that we have liability, we may not be covered by insurance or, if covered, the dollar amount of these liabilities may exceed our policy limits. Any liability not covered by our insurance, in excess of our insurance limits or, if covered by insurance but subject to a high deductible, could result in a significant loss for us, which claims may reduce our profits and cash available for operations.

We are vulnerable to the cyclical nature of the construction business.

The demand for our services and products is dependent upon the existence of projects with engineering, procurement, construction and management needs. As a result, our past results have varied considerably and may continue to vary depending upon the demand for future projects in the industries we serve.

Our continued success requires us to hire and retain qualified personnel.

If we cannot find and keep the employees necessary to execute our contracts or to perform necessary corporate activities, it could have a material adverse impact on our business or financial results.

We work in the Russian Federation where there are high security risks, which could result in harm to our employees or unanticipated costs.

Some of our services are performed in high risk locations, and we may incur substantial costs such as security costs to maintain the safety of our personnel. Moreover, despite these activities, in these locations, we cannot guarantee the safety of our personnel.

It can be very difficult or expensive to obtain the insurance we need for our business operations.

As part of business operations, we maintain insurance both as a corporate risk management strategy and in order to satisfy the requirements of many of our contracts. Insurance products have become increasingly expensive and sometimes very difficult to obtain. Although we have in the past been generally able to cover our insurance needs, there can be no assurances that we can secure all necessary or appropriate insurance in the future.

Intense competition in the engineering and construction industry could reduce our market share and profits.

We serve markets that are highly competitive and in which a large number of multinational companies compete. In particular, the engineering and construction markets are highly competitive and require substantial resources and capital investment in equipment, technology and skilled personnel. Competition also places downward pressure on our contract prices and profit margins. Intense competition is expected to continue in these markets, presenting us with significant challenges in our ability to maintain strong growth rates and acceptable profit margins. If we are unable to meet these competitive challenges, we could lose market share to our competitors and experience an overall reduction in our profits.

Past and future environmental, safety and health regulations could impose significant additional costs on us that reduce our profits.

We are subject to numerous environmental laws and health and safety regulations. Our projects can involve the handling of hazardous and other highly regulated materials which, if improperly handled or disposed of, could subject us to civil and criminal liabilities. In addition, past activities could also have a material impact on us.

If we experience delays and/or defaults in customer payments, we could suffer liquidity problems or we could be unable to recover all expenditures.

Because of the nature of our contracts, at times we commit resources to projects prior to receiving payments from the customer in amounts sufficient to cover expenditures on client projects as they are incurred. Delays in customer payments may require us to make a working capital investment. If a customer defaults in making its payments on a project in which we have devoted significant resources, it could have a material negative effect on our results of operations.

Systems and information technology interruption could adversely impact our ability to operate.

We are heavily reliant on computer, information and communications technology and related systems in order to properly operate. From time to time, we experience occasional system interruptions and delays. If we are unable to continually add software and hardware, effectively upgrade our systems and network infrastructure and take other steps to improve the efficiency of and protect our systems, systems operation could be interrupted or delayed. In addition, our computer and communications systems and operations could be damaged or interrupted by natural disasters, power loss, telecommunications failures, acts of war or terrorism, acts of God, computer viruses, physical or electronic break-ins and similar events or disruptions. Any of these or other events could cause system interruption, delays and loss of critical data, could delay or prevent operations, and could adversely affect our operating results.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits

No.	Description of Exhibit
10.3	Acquisition Agreement, dated as of March 24, 2008, between the Company and certain stockholders of OJSC “494 UNR”, a Russian Federation corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermoso, Inc.

Date: August 7, 2008	By:	/s/ Alexei Ivanovich Kim
Alexei Ivanovich Kim
Chairman and President